Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated January 11, 2010
To the Prospectus dated May 1, 2009

Please note the following changes to your Prospectus.

Effective December 31, 2009, Invesco Global Asset Management (N.A.), Inc., the Sub-Adviser of the Maxim Invesco ADR Portfolio, merged into Invesco Institutional (N.A.), Inc. as part of an internal reorganization.  Invesco Institutional (N.A.), Inc. then changed its name to Invesco Advisers, Inc.  This internal reorganization did not result in an actual change of control or management of the sub-adviser of the Portfolio.

Accordingly, Invesco Global Asset Management (N.A.), Inc. will be changed to Invesco Advisers, Inc. on page 26 of your prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.